Contingencies	12 Months Ended
Sep. 30, 2023
Disclosure of contingent liabilities [abstract]
Contingencies

23. Contingencies

Litigation

We are from time to time party to legal proceedings, arbitrations and regulatory proceedings arising in the normal course of our business operations, including the proceeding described below. We evaluate developments in such matters and provide accruals for such matters, as appropriate. In making such decisions, we consider the degree of probability of an unfavorable outcome and our ability to make a reasonable estimate of the amount of a loss. An unfavorable outcome in any such proceedings, if material, could have an adverse effect on our business or consolidated financial statements.

Zapp UK is currently party to a civil action captioned SPAC Advisory Partners LLC v. Zapp Electric Vehicles Limited, No. 655171/2023, filed on October 19, 2023 in the Supreme Court of New York County, New York. Plaintiff’s Complaint in the action asserts claims for breach of contract, account stated and supplemental claims arising from the defendant’s alleged non-payment of $3,630,000 in fees allegedly due to plaintiff for advisory services in relation to the Business Combination. Defendant’s answer or other response to the Complaint is currently due on March 1, 2024. We believe that Zapp UK has meritorious defenses to the claims asserted in the case and intend to defend the matter vigorously.